EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2005-AR1

Marketing Materials

$1,814,647,000 (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

DatePrepared:  December 8, 2004

WaMu Mortgage Pass-Through Certificates, Series 2005-AR1

$1,814,647,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
A-1A	$400,000,000	2.87/3.16	1-91/1-479	Variable (3)	Senior	Aaa/AAA
A-1B	$266,700,000	2.87/3.16	1-91/1-479	Variable (3)	Senior Mezz	Aaa/AAA
A-2A1	$600,000,000	2.87/3.16	1-91/1-479	Variable (3)	Senior	Aaa/AAA
A-2A2	$259,000,000	1.50/1.50	1-43/1-43	Variable (3)	Senior	Aaa/AAA
A-2A3	$116,750,000	5.92/6.82	43-91/43-479	Variable (3)	Senior	Aaa/AAA
A-2B	$172,197,000	2.87/3.16	1-91/1-479	Variable (3)	Senior Mezz	Aaa/AAA
B-1	$48,261,000	Not Provided Hereby		Variable (5)	Subordinate	Aa2/AA
B-2	$21,235,000			Variable (5)	Subordinate	A2/A
B-3	$13,513,000			Variable (5)	Subordinate	Baa2/BBB
R	$100	Information Not Provided Hereby			Senior/Residual	Aaa/AAA
X (4)	$1,930,476,473				Senior IO/PO	Aaa/AAA
B-4	$14,478,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$10,617,000				Subordinate	NR/B
B-6	$7,725,373				Subordinate	NR/NR

Total:

	$1,930,476,473

(1)     Distributions on the Class A-1A, Class A-1B, Class A-2A1, Class A-2A2, Class A-2A3, Class A-2B, Class X and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class A-1A, Class A-1B, Class A-2A1, Class A-2A2, Class A-2A3, Class A-2B Certificates are shown to the Option Call Date (as described herein) and to Maturity.

(3)     On each Distribution Date, the Certificate Interest Rate for the Class A-1A, Class A-1B, Class A-2A1, Class A-2A2, Class A-2A3 and Class A-2B Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50]%.

(4)     The Class X Certificates will consist of one interest only component and one principal only component.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), adjusting the Certificate Interest Rates on the Class A Certificates for an interest accrual period based on a year consisting of twelve thirty-day months, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(5)     For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  Moody’s and S&P will rate the Certificates, except the Class B-5 and B-6 Certificates.  The Class B-5 Certificates will be rated by S&P only. The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  January 1, 2005.

Expected Pricing Date:  On or about December [10], 2004.

Closing Date:  On or about January 18, 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in February 2005.

Servicing Fee:  [0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class A-1A, Class A-1B, Class A-2A1, Class A-2A2, Class A-2A3, Class A-2B (collectively, the “Class A Certificates”), the Class X Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A Certificates (the “Offered Certificates”) are being offered herein.

Accrued Interest:  The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [17] days of accrued interest.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:  The interest accrual period for the Class A Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:  The Class A Class X and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:  As of December 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,930,476,473 (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally [1, 2 or 3] months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, [none] of the Mortgage Loans were still in their [one-month, two-month or three-month] fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.00]% total subordination.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:  Until the first Distribution Date occurring after January 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                      Unscheduled Principal Payments (%)

February 2005 – January 2015                                     0% Pro Rata Share

February 2015 – January 2016                                     30% Pro Rata Share

February 2016 – January 2017                                     40% Pro Rata Share

February 2017 – January 2018                                     60% Pro Rata Share

February 2018 – January 2019                                     80% Pro Rata Share

February 2019 and after                                               100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in February 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in February 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

  In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans (adjusted for the Class A Certificates on an actual/360 basis).

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Carryover Shortfall Amount:  If on any Distribution Date, one month LIBOR plus the related margin for the Class A Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class  and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

Adjusted Cap Rate:  The “Adjusted Cap Rate” for anyDistribution Date and any class of LIBOR Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Net Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date (adjusted for the Class A Certificates on an actual/360 basis).

The Adjusted Cap Rate for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:  The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero. The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

     For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement:  On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the tables below.  The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the Class A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2013. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates For Class A Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	1,011,573,547	9.21824	53	574,492,965	9.21823	79	308,917,151	9.21823
2	1,766,439,011	10.20591	28	988,460,754	9.52551	54	562,528,941	9.52551	80	301,340,665	9.21823
3	1,728,368,725	9.21824	29	965,839,493	9.21824	55	550,822,678	9.21823	81	293,947,688	9.52551
4	1,691,098,696	9.52551	30	943,698,993	9.52551	56	539,368,471	9.21823	82	286,733,811	9.21823
5	1,654,611,549	9.21824	31	922,028,724	9.21824	57	528,160,742	9.52551	83	279,694,728	9.52551
6	1,618,890,300	9.52551	32	900,818,393	9.21824	58	517,015,610	9.21823	84	272,826,238	9.21823
7	1,583,918,339	9.21824	33	880,057,938	9.52551	59	506,112,944	9.52551	85	266,124,241	9.21823
8	1,549,679,429	9.21824	34	859,706,108	9.21824	60	494,467,053	9.21823	86	259,584,733	9.85397
9	1,516,157,691	9.52551	35	839,785,831	9.52551	61	482,405,155	9.21823	87	253,203,807	9.21823
10	1,483,289,276	9.21824	36	821,302,992	9.21823	62	470,634,423	10.20590	88	246,977,648	9.52550
11	1,451,109,046	9.52551	37	803,101,248	9.21823	63	459,147,874	9.21823	89	240,902,536	9.21823
12	1,419,332,124	9.21824	38	786,474,952	9.85398	64	447,938,692	9.52551	90	234,974,835	9.52550
13	1,388,018,859	9.21824	39	770,205,116	9.21823	65	437,000,227	9.21823	91	229,190,999	9.21823
14	1,357,368,637	10.20590	40	754,283,880	9.52551	66	426,325,983	9.52551	92	223,547,568	9.21823
15	1,327,366,978	9.21824	41	738,703,560	9.21823	67	415,909,622	9.21823	93	218,041,161	9.52550
16	1,297,999,728	9.52551	42	723,456,646	9.52551	68	405,744,956	9.21823	94	212,668,481	9.21823
17	1,269,253,048	9.21824	43	708,535,794	9.21823	69	395,825,948	9.52551	95	207,426,309	9.52550
18	1,241,113,408	9.52551	44	693,933,830	9.21823	70	386,146,700	9.21823	96	202,311,503	9.21823
19	1,213,567,582	9.21824	45	679,643,737	9.52551	71	376,701,459	9.52551	97	197,320,995	9.21823
20	1,186,602,637	9.21824	46	665,636,464	9.21823	72	367,484,609	9.21823	98	192,451,794	10.20590
21	1,160,205,930	9.52551	47	651,928,291	9.52551	73	358,490,665	9.21823	99	187,700,976	9.21823
22	1,134,326,138	9.21824	48	638,388,638	9.21823	74	349,714,278	10.20590	100	183,065,690	9.52550
23	1,108,991,530	9.52551	49	625,045,486	9.21823	75	341,150,222	9.21823	101	178,543,154	9.21823
24	1,083,972,566	9.21824	50	611,990,668	10.20590	76	332,793,399	9.52551	102	174,130,649	9.52550
25	1,059,318,053	9.21824	51	599,217,786	9.21823	77	324,638,833	9.21823	103	169,825,524	9.21823
26	1,035,188,890	10.20590	52	586,720,589	9.52551	78	316,681,664	9.52551	104	165,625,192	9.21823

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:  Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero. In addition, losses that would otherwise be allocated to the Class A-1A Certificates will instead be allocated to the Class A-1B Certificates, until the aggregate of the Class A-1B Certificate principal balances is equal to zero. Losses that would otherwise be allocated to the Class A-2A1, Class A-2A2 and Class A-2A3 Certificates will instead be allocated to the Class A-2B Certificates until the aggregate of the Class A-2B Certificate principal balance is equal to zero.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)          Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)          Class R Certificates, principal until the principal balance of such class has been reduced to zero;

3)          Class A Certificates, principal, concurrently, paid pro rata:

(a)         To the Class A-1A Certificates, principal until its certificate principal balance is reduced to zero;

(b)         To the Class A-1B Certificates, principal until its certificate principal balance is reduced to zero;

(c)         To the Class A-2A1, Class A-2A2 and Class A-2A3 Certificates, principal, concurrently, paid pro rata:

      i.   To the Class A-2A1 Certificates, principal until its certificate principal balance is reduced to zero;

     ii.   To the Class A-2A2 and Class A-2A3 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

(d)         To the Class A-2B Certificates, principal until its certificate principal balance is reduced to zero;

4)          To the principal only component of the Class X Certificates, until the principal only component has been reduced to zero;

5)          Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

6)          Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7)          Class B-1 Certificates, principal allocable to such Class;

8)          Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9)          Class B-2 Certificates, principal allocable to such Class;

10)       Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)       Class B-3 Certificates, principal allocable to such Class;

12)       Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)       Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-1A to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.82	4.77	2.87	2.35	1.67
MDUR (yr)	5.07	4.25	2.66	2.20	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	180	149	91	75	54

Class A-1A to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.26	5.19	3.16	2.58	1.83
MDUR (yr)	5.34	4.52	2.87	2.38	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class A-1B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.82	4.77	2.87	2.35	1.67
MDUR (yr)	5.06	4.24	2.66	2.20	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	180	149	91	75	54

Class A-1B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.26	5.19	3.16	2.58	1.83
MDUR (yr)	5.32	4.51	2.87	2.38	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Class A-2A1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.82	4.77	2.87	2.35	1.67
MDUR (yr)	5.07	4.24	2.66	2.20	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	180	149	91	75	54

Class A-2A1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.26	5.19	3.16	2.58	1.83
MDUR (yr)	5.33	4.51	2.87	2.38	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class A-2A2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.08	2.51	1.50	1.23	0.89
MDUR (yr)	2.88	2.36	1.44	1.19	0.87
First Prin Pay	1	1	1	1	1
Last Prin Pay	90	73	43	35	25

Class A-2A2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.08	2.51	1.50	1.23	0.89
MDUR (yr)	2.88	2.36	1.44	1.19	0.87
First Prin Pay	1	1	1	1	1
Last Prin Pay	90	73	43	35	25

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Class A-2A3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	11.89	9.80	5.92	4.83	3.42
MDUR (yr)	9.90	8.40	5.36	4.44	3.21
First Prin Pay	90	73	43	35	25
Last Prin Pay	180	149	91	75	54

Class A-2A3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	13.31	11.14	6.82	5.56	3.91
MDUR (yr)	10.73	9.24	6.03	5.01	3.61
First Prin Pay	90	73	43	35	25
Last Prin Pay	479	479	479	479	479

Class A-2B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.82	4.77	2.87	2.35	1.67
MDUR (yr)	5.05	4.23	2.66	2.20	1.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	180	149	91	75	54

Class A-2B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.26	5.19	3.16	2.58	1.83
MDUR (yr)	5.31	4.50	2.87	2.38	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1)        Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)        Assumes proceeds from the related Yield Maintenance Agreement are included.

RBS Greenwich Capital